                                                                    Exhibit 10.6

                              IXL ENTERPRISES, INC.
                                  COMMON STOCK
                                 PAR VALUE $.01

                             SUBSCRIPTION AGREEMENT

                  THE INVESTOR IS REQUIRED TO MARK BOXES TO
         INDICATE WHICH REPRESENTATIONS AND WARRANTIES IT IS
         MAKING UNDER PART I HEREOF.


iXL Enterprises, Inc.
1600 Peachtree Street, N.W.
Atlanta, GA 30309

Gentlemen:

         By executing this Subscription Agreement, Christopher M. Formant (the "Investor") hereby irrevocably subscribes for 1,500,000 shares (the "Securities") of Common Stock, $.01 par value ("Securities"), of iXL Enterprises, Inc. (the "Company"), for a total purchase price of $1,500,000 (the "Total Purchase Price"). The Investor has delivered herewith to the Company payment of the Total Purchase Price.

         This Subscription Agreement shall not be valid and binding on the Company unless and until this Subscription Agreement is accepted, executed, and delivered by the Company. If this Subscription Agreement is not accepted by the Company, the purchase price paid by the Investor to the Company shall be refunded to the Investor.

         The Investor understands that the Securities may be acquired hereunder only by investors who are able to make all required representations and warranties under Part I and Part II below.

                         REPRESENTATIONS AND WARRANTIES

         The Investor makes representations and warranties in this Subscription Agreement in order to permit the Company to determine the suitability of the Securities as an investment for the Investor and to determine the availability of the exemptions relied upon by the Company from registration under Section 5 of the United States Securities Act of 1933, as amended, and the regulations promulgated there under (the "Securities Act").


PART I:           REPRESENTATIONS AS TO ACCREDITED INVESTOR STATUS

                  TO ESTABLISH THAT THE INVESTOR IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) PROMULGATED UNDER THE SECURITIES ACT, THE INVESTOR MUST MARK AT LEAST ONE BOX BELOW, THEREBY MAKING THE REPRESENTATION SET FORTH BESIDE THE MARKED BOX.

         [x] The Investor is a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of the Investor's purchase exceeds $1,000,000.

         [x] The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

         [ ] The Investor is a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or any other institution as defined in Section 3(a)(5)(A) of the Securities Act.

         [ ] The Investor is a broker dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended.

         [ ]      The Investor is an insurance company as defined in Section
                  (2)(13) of the Securities Act.

         [ ] The Investor is an investment company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of that Act.

         [ ] The Investor is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958, as amended.

         [ ] The Investor is a plan established and maintained by a state within the United States, one or more political subdivisions of such a state, or any agency or instrumentality of such a state or its political subdivisions, for the benefit of its employees, with total assets in excess of $5,000,000.

         [ ] The Investor is an employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (i) the investment decision for which is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor or (ii) which has total assets in excess of $5,000,000 or (iii) which is a self-directed plan with investment decisions made solely by persons that are Accredited Investors.

         [ ] The Investor is a private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940.

         [ ] The Investor is an organization that is described in Section 501(c)(3) of the U.S. Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, or a partnership, in any case that was not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

         [ ] The Investor is a director or executive officer (as defined in Rule 501(f) promulgated under the Securities Act) of the Company.

         [ ] The Investor is a trust with total assets of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the Securities Act.

         [ ] The Investor is an entity in which all of the equity owners are Accredited Investors.

                       PART II: ADDITIONAL REPRESENTATIONS

                  THE INVESTOR, BY SIGNING THIS SUBSCRIPTION AGREEMENT, WILL BE DEEMED TO HAVE MADE ALL REPRESENTATIONS AND WARRANTIES CONTAINED IN PARAGRAPHS 1 THROUGH 11 BELOW.

         1. The Investor acknowledges that: (a) the Investor has been provided with information concerning the Company and has had an opportunity to ask questions and to obtain such additional information concerning the Company as the Investor deems necessary in connection with the Investor's acquisition of interests in the Company; (b) information with respect to existing business and historical operating results of the Company and estimates and projections as to future operations involve significant subjective judgment and analysis, which may or may not be correct; (c) the Company cannot, and does not, make any representation or warranty as to the accuracy of the information concerning the past or future results of the Company except as set forth in Part III below.

         2. The Investor has sought such accounting, legal and tax advice as the Investor considered necessary to make an informed investment decision. The Investor is experienced in investment and business matters (or has been advised by an investment advisor who is so experienced), and is aware of and can afford the risks of making such an investment, including the risk of losing the Investor's entire investment.

         3. The Securities subscribed for herein will be acquired solely by and for the account of the Investor for investment and are not being purchased for resale or distribution. The Investor has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Securities (or any portion thereof or interest therein) for which the Investor hereby subscribes, and the Investor has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement. The financial condition of the Investor is such that the Investor has no need for liquidity with respect to the Investor's investment in the Securities and no need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking or indebtedness; and the overall commitment by the Investor to investments which are not readily marketable is not disproportionate to the Investor's net worth and will not become excessive as a result of investment in the Securities.

         4. The Investor understands that the Company has no obligation or intention to register the Securities under any U.S. federal or state securities act or law or the securities act or law of any other jurisdiction.

         5. The Investor warrants that the Investor has knowledge and experience in financial, investment and business matters and that the Investor is capable of evaluating the merits and risks of an investment in the Securities.

         6. The Investor has relied solely upon independent investigations made by the Investor in making the decision to purchase the Securities subscribed for herein, and acknowledges that no representations or agreements have been made to the Investor with respect thereto except as set forth in Part III below.

         7.       The Investor expressly acknowledges that:

                  (a) No federal, state or other governmental agency has passed upon the adequacy or accuracy or the information concerning the Company or made any finding or determination as to the fairness of the investment, or any recommendation or endorsement of the Securities as an investment.

                  (b) The Investor is not dependent upon a current cash return with respect to the Investor's investment in the Securities, and the Investor understands that distributions are not required to be made and that returns on an investment in the Securities may not be realized for years.

                  (c) Neither the Company nor any person acting on behalf of the Company has offered to sell the Securities to the Investor by means of any form of general solicitation or advertising, such as media advertising or public seminars.

         8. The Investor (i) if an individual, is at least 21 years of age; (ii) if a partnership, is comprised of partners all of whom are at least 21 years of age; and (iii) if a corporation, partnership, trust or other like entity, is authorized and otherwise duly qualified to purchase and hold the Securities. The Investor has duly authorized, executed and delivered this Subscription Agreement and understands that the Company is not obligated to accept this Subscription Agreement and that this Subscription shall be valid and binding on the Company only upon acceptance by the Company. The Investor understands that if this Subscription Agreement is accepted and executed by the Company, the Investor will constitute a valid and legally binding obligation of the Investor and the Company.

         9. The Investor certifies under penalties of perjury that (i) the Investor's taxpayer identification number (social security number for an individual Investor) as set forth on the signature page hereof is correct; (ii) the Investor's home address (in the case of an individual) or office address (in the case of an entity) as set forth on the signature page hereof is correct; and (iii) the Investor is not subject to backup withholding either because the Investor has not been notified by the Internal Revenue Service ("IRS") that the Investor is subject to backup withholding as a result of a failure to report all interest or dividends, or because the Investor has been notified by the IRS that the Investor is no longer subject to backup withholding. If the Investor is subject to backup withholding, Investor should cross through clause (iii) and check the following box: [x]

PART III:         COMPANY REPRESENTATION

                  As of their respective filing dates with the Securities and Exchange Commission (the "SEC"), the Company's filings with the SEC: (a) did not contain any untrue statements of material facts or omit to state material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (b) complied in all material respects with the applicable requirements of the Securities Act of 1933, and the Securities Exchange Act of 1934, both as amended, and the rules and regulations promulgated there under. Since the date of the Company's filings with the SEC, there has occurred no material adverse change in the Company's financial condition, results of operations, or prospects, except as disclosed to the Investor.

                                  MISCELLANEOUS

         1. Successors and Assigns. Upon acceptance by the Company, this Subscription Agreement, and all of the obligations of the Investor hereunder, and all of the representations and warranties by the Investor herein, shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the Investor.

         2. Governing Law. This Subscription Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware.

         3. Indemnification. The Investor agrees to indemnify the Company, its officers and managers for any and all claims or losses (including attorneys' fees) incurred by them as a result of the incorrectness of the Investor's representations and warranties contained herein, including but not limited to, claims arising under federal and state securities laws and common law claims.

                                SIGNATURE PAGE TO
                           SUBSCRIPTION AGREEMENT FOR
                                 COMMON STOCK OF
                              IXL ENTERPRISES, INC.


Executed at      Atlanta                     ,        Georgia
           ----------------------------------  ------------------------
                         CITY                          STATE
this 9th   day of  January           ,  2001    .
    -------      --------------------  ---------



                              Christopher M. Formant
                             ---------------------------------------------------


                             Print Name: /s/ Christopher M. Formant
                                        ----------------------------------------

                             Social Security Number:  ###-##-####
                                                    ----------------------------

                             Address: 5720 St. Albans Way
                                     -------------------------------------------
                                      Baltimore, MD 21212
                                     -------------------------------------------

                             Telephone: 404-279-6830
                                       -----------------------------------------

                             Facsimile:
                                       -----------------------------------------



                             Accepted this  9th    day of January  , 2001
                                          ---------      ---------


                             iXL Enterprises, Inc.



                             By: /s/ Theodore W. Browne
                                ------------------------------------------------

                             Title: Executive Vice President
                                       & General Counsel
                                   ---------------------------------------------

                          PLEDGE AND SECURITY AGREEMENT

         THIS PLEDGE AND SECURITY AGREEMENT ("Agreement"), made and entered into this 9th day of January, 2001, by and between Christopher M. Formant ("Pledgor") and iXL Enterprises, Inc., a Delaware corporation ("iXL").

                                   WITNESSETH:


         WHEREAS, iXL has agreed to issue 1,500,000 shares of its Common Stock (the "Shares") to Pledgor pursuant to the terms and conditions of an Employment Agreement between iXL Enterprises, Inc. and Christopher M. Formant dated as January 3, 2001 (the "Employment Agreement") in exchange for the agreement by Pledgor to pay $500,000 in accordance with the terms of the form of promissory note attached hereto as Exhibit A (the "Bridge Note") and the agreement of Pledgor to pay an additional $1,000,000 to iXL in accordance with the terms of the form of promissory note attached hereto as Exhibit B(the "Four-year Note"); and

         WHEREAS, to induce iXL to issue the Shares pursuant to the Employment Agreement, Pledgor has agreed to make and enter into this Agreement.

         NOW, THEREFORE, for $1.00 and other good and valuable consideration, the receipt, nature, and sufficiency of which are hereby acknowledged, Pledgor and iXL hereby agree as follows:

         1. Pledge of Stock. Pledgor does hereby pledge, hypothecate, assign, transfer, set over, deliver and grant a security interest in and to iXL in the Shares, together with any and all other interests, securities, cash or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of the Shares or any proceeds thereof (hereinafter said Shares and other interests, securities, cash and property is being collectively referred to as the "Collateral"), all as security for the payment and performance of the Bridge Note and the Four-year Note.

         2. Party Holding Collateral. Pledgor acknowledges and agrees that iXL shall hold the Collateral, as a secured party, until such time as each of the Bridge Note and Four-year Note has been paid in full and are fully extinguished and satisfied by Pledgor.

         3. Delivery of Shares. Pledgor hereby agrees to deliver to iXL as of the date hereof, the certificate(s) (the "Stock Certificate") for the Shares with accompanying stock powers duly endorsed by Pledgor. iXL accepts delivery of such Stock Certificate, and agrees to hold and dispose of the Stock Certificate as herein provided. Pledgor acknowledges and agrees that iXL shall hold the Collateral as set forth in Paragraph 2 hereof, subject to the return of the Collateral (or such portion thereof as may be existing from time to time hereafter after giving effect to the terms hereof) by iXL to Pledgor upon payment in full of each of the Bridge Note and the Four-year Note.

         4. Rights with Respect to Collateral. Unless and until an Event of Default (as hereinafter defined) shall have occurred, as between either Pledgor and iXL, Pledgor:

                  (a) shall have and retain full legal and beneficial ownership of the Collateral pledged hereunder, subject to the terms and conditions of this Agreement; and

                  (b) shall have the right to exercise all voting rights, if any, with respect to the Shares included in the Collateral; provided, however, the Pledgor shall not vote or take any action with respect to the Collateral which would be inconsistent with the security interest herein granted in favor of iXL; and

                  (c) shall have the benefit of any increases or bear the risk of any decreases in the value of the Collateral pledged hereunder, including, without limitation, the Shares; and

                  (d) shall have the benefit of any cash dividend distributions made by iXL to its shareholders with respect to the Shares; and

                  (e) shall pay all taxes, assessments or other charges upon or with respect to the Collateral.

         5. Representations and Warranties. In order to induce iXL to accept this Agreement, Pledgor hereby represents and warrants to iXL that:

                  (a) Pledgor has the complete and unconditional authority to pledge the Collateral as contemplated in this Agreement; and

                  (b) Pledgor legally owns the Collateral free and clear of any and all liens, charges, encumbrances and security interests thereon (other than in favor of iXL).

         6.       Covenants.  Pledgor covenants with iXL that Pledgor will:

                  (a) comply with all contracts, instruments and agreements to which Pledgor is a party and which may materially adversely affect the Collateral or iXL's security interest therein; and

                  (b)      give prompt written notice to iXL of:

                           (i) any action or proceeding instituted or, to the knowledge of Pledgor, threatened by or against Pledgor which relates to the Collateral in any federal or state court or before any governmental authority which, if adversely determined, would have a material adverse effect upon the Collateral, including without limitation, its value; or

                           (ii) any other action, event or condition of which Pledgor has actual knowledge, or should reasonably have had knowledge and which may adversely affect the Collateral or iXL's security interest therein or which would constitute an Event of Default hereunder; and

                  (c) pay and discharge or cause to be paid and discharged when due, all taxes, assessments and governmental charges or levies imposed upon Pledgor with respect to the Collateral before the same shall be in default; and

                  (d) comply promptly with all requirements of governmental authorities known to Pledgor and affecting the Collateral or any part thereof; and

                  (e) not cause, create, assume, permit or suffer to exist any lien upon any Collateral, except:

                           (i)      liens at any time granted in favor of iXL;
                           or

                           (ii) such other liens as iXL may hereafter approve in this Agreement or otherwise, in writing; and

                  (f) not sell, transfer or otherwise dispose of the Collateral, except as iXL consents to such transfer in writing.

         7. Events of Default. The following events shall constitute "Events of Default" hereunder:

                  (a) The failure of Pledgor to pay the Bridge Note and the Four-year Note in accordance with their respective terms; or

                  (b) Any assignment by Pledgor of the Collateral or any action by Pledgor (other than the pledge pursuant to this Agreement) to encumber, pledge, sell, transfer or otherwise dispose of any of the Collateral without the prior written consent of iXL; or

                  (c) Any uncured breach, default or failure by Pledgor to perform any covenant or agreement set forth herein or in any document, instrument or agreement evidencing, securing, guaranteeing or pertaining to the Bridge Note or the Four-year Note.

         8. Collection of Distributions and Proceeds. From and after the occurrence of an Event of Default hereunder, Pledgor acknowledges and agrees that iXL:

                  (a) shall be entitled to collect and receive all distributions and proceeds in connection with the Collateral; and

                  (b) may exercise any and all rights and remedies of Pledgor, as if iXL were the legal owner of the Shares, with respect to the Shares, including, without limitation, voting rights; and

                  (c) may exercise any and all rights and remedies at law, equity or by agreement, including, without limitation, foreclosure on the Collateral, exercise of power of sale, exercise of any voting rights, or exercise of any and all rights and remedies existing under the Uniform Commercial Code of Georgia as may be in effect at the time of such Event of Default; and

                  (d) any distributions and proceeds received by iXL hereunder shall first be applied against all costs incurred by iXL (including reasonable attorneys fees actually incurred) arising in connection with, or related to, any Event of Default hereunder; second, shall be applied to any accrued but unpaid interest due on the principal amount of the Bridge Note and the Four-year Note; and third, with remaining distributions received by iXL being applied against the principal amount of the Bridge Note and the Four-year Note. Any excess distributions or proceeds shall be distributed to Pledgor.

         9. Governing Law; Benefit. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia and shall inure to the benefit of and be binding upon the successors, and permitted assigns of the parties hereto. This Agreement may not be assigned without the written consent of the non-assigning party.

         10. Other Agreements. This Agreement has been executed by iXL and Pledgor in partial consideration of the agreements set forth in the Employment Agreement, which is incorporated herein by reference.

         11. Amendment. This Agreement may not be modified, supplemented, amended or terminated orally or in any manner other than by a written instrument executed by the parties hereto or their respective successors and assigns.

         12. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

         13. Non-Waiver. No failure of any party to exercise any power reserved to it by this Agreement and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of the non-waiving party's right to demand exact compliance with any of the terms herein. A waiver or approval by the non-waiving party of any particular default by any other party shall not be considered a waiver or approval by the non-waiving party of any preceding or subsequent breach or default by any other party of any term, covenant or condition of this Agreement.

         14. Severability. Should any part of this Agreement, for any reason, be declared invalid by a court of competent jurisdiction, such decision or determination shall not affect the validity of any remaining portion and such remaining portion shall remain in full force and effect as if this Agreement has been executed with the invalid portion eliminated; provided, however, that in the event of a declaration of invalidity, the provision declared invalid shall not be invalidated in its entirety, but shall be observed and performed by the parties to the extent such provision is valid and enforceable. The parties hereby agree that any such provision shall be deemed to be altered and amended to the extent necessary to effect such validity and enforceability.

         15. Headings and Captions. The headings and captions contained herein are for the purpose of convenience and reference only and are not to be construed as a part of this Agreement. All terms and words used herein shall be construed to include the number and gender as the context of this Agreement may require. The parties agree that each section of this Agreement shall be construed independently of any other section or provision of this Agreement.

         16.      Time of Essence.  Time is of the essence.

         17. Notices. Any and all notices, demands and responses thereto permitted or required to be given under this Agreement shall be in writing, and shall be deemed to have been properly given or served and shall be effective upon being personally delivered or three (3) days after being deposited in the United States Mail, postage prepaid, registered or certified mail, return receipt requested, to the other party at the address of such other party set forth below or at such other address as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which any time of right to cure or a response to any such notice or demand must be given shall commence on the date of receipt thereof; and provided further that no notice of change of address shall be effective until the date of receipt thereof. Personal delivery to a party or to any officer, partner, agent or employee of such party at said address shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Any such notice, demand, or request shall be addressed as set forth in the Employment Agreement.

         18. Liquidation. In the event that iXL becomes bankrupt or insolvent within one year after the date of this Agreement and is subsequently liquidated, the unpaid amount (after applying any liquidation proceeds derived from such stock ownership) of the Four-year Note shall be forgiven.


                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


                                                     "Pledgor"

                                                     /s/ Christopher M. Formant
                                                     ---------------------------
                                                          Christopher M. Formant



                                                     "iXL"

                                                     iXL Enterprises, Inc.


                                                     By: /s/ Theodore W. Browne
                                                         -----------------------

                                   BRIDGE NOTE

$500,000.00                                                      January 9, 2001
                                                                Atlanta, Georgia

         FOR VALUE RECEIVED, the undersigned, CHRISTOPHER M. FORMANT, an individual residing in the State of Maryland ("Maker"), promises to pay to the order of iXL ENTERPRISES, INC., a Delaware corporation ("Holder"), the principal sum of FIVE HUNDRED THOUSAND and NO/100 DOLLARS ($500,000.00), said principal to be payable at such place as the Holder may designate in writing, as set forth below. Interest shall accrue on the principal amount at the rate of nine percent (9%) per annum.

         The outstanding principal amount shall be due and payable promptly upon the Maker's receipt of payment of his capital account (or other funds such as his 401K fund) from his previous employer, Pricewaterhouse Coopers.

         Maker shall be in default hereunder if (i) Maker fails timely to make any payment due hereunder; (ii) Maker files or has filed against it any proceeding under any insolvency or bankruptcy statute; or (iii) any of the other conditions hereinafter set out are violated or breached by Maker. If a default occurs, all amounts due hereunder shall, at the option of the Holder, become immediately due and payable.

         Maker, whether principal, surety or endorser waives demand, protest and notice of demand, protest and non-payment. Maker further waives notice of default and notice of acceleration of the maturity hereof by reason of default. The failure of the Holder to exercise the right of accelerating the maturity of the debt, or the granting by the Holder of any indulgence from time to time, shall in no event be considered a waiver of such right of acceleration or prevent the Holder from thereafter exercising such right at any time thereafter as if another default shall thereafter exist.

         Notwithstanding anything to the contrary contained herein, in no event shall the total of all charges payable under this Note, which are or could be held to be in the nature of interest, exceed the maximum rate permitted to be charged under any applicable law. Should Holder receive any payment which is or would be in excess of that permitted to be charged under any applicable law, such payment shall be deemed to have been made in error and shall automatically either be reduced immediately to the maximum amount permitted by law or, if required to comply with applicable law, be cancelled and, if theretofore paid, at the option of Holder, be refunded to Maker or applied to reduce the principal balance outstanding on this Note.

         Any and all notices, demands and responses thereto permitted or required to be given under this Note shall be in writing, and shall be deemed to have been properly given or served and shall be effective upon being personally delivered or two (2) days after being deposited in the United States Mail, postage prepaid, registered or certified mail, return receipt requested, to the other party at the address of such other party set forth below or at such other address as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that no notice of change of address shall be effective until the date of receipt thereof. Personal delivery to a party or to any officer, partner, agent or employee of such party at said address shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Any such notice, demand, or request shall be addressed as follows:

         If to Maker:     at the address set forth by Maker's signature below

         If to Holder:    iXL Enterprises, Inc.
                          1600 Peachtree Road
                          Atlanta, GA 30309
                          Attention: Michael J. Casey


         All unpaid amounts evidenced by this Note may be prepaid, in whole or in part, from time to time and at any time, without premium or penalty.

         All rights, privileges and obligations hereof, shall inure to the benefit of and bind the respective successors and assigns of the parties hereto.

         In case, and as often as, this Note is collected by an attorney at law, all costs of collection, including reasonable attorney's fees, actually incurred, shall be paid by Maker.

         This Note is secured by a pledge of shares as evidenced by a Pledge and Security Agreement dated as of the date of this Note.

         This Note is to be construed in accordance with, and governed by, the internal laws of the State of Georgia, without regard to its principles of conflict of laws.

         IN WITNESS WHEREOF, Maker has set its hand and seal, as of the date first above written.

                                               /s/ Christopher M. Formant
                                              ---------------------------------
                                                         Christopher M. Formant

                                              Address:      5720 St. Albans Way
                                                            Baltimore, MD 21212


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



                                    FOUR YEAR
                                 PROMISSORY NOTE

$1,000,000.00                                                    January 9, 2001
                                                                Atlanta, Georgia

         FOR VALUE RECEIVED, the undersigned, CHRISTOPHER M. FORMANT, an individual residing in the State of Maryland ("Maker"), promises to pay to the order of iXL ENTERPRISES, INC., a Delaware corporation ("Holder"), the principal sum of ONE MILLION and NO/100 DOLLARS ($1,000,000.00), said principal to be payable at such place as the Holder may designate in writing, as set forth below. Interest shall accrue on the principal amount at the rate of nine percent (9%) per annum.

         The outstanding principal amount shall be due and payable on January 9, 2005. In addition, reference is made to an employment agreement between Maker and Holder dated January 3, 2001, and to a Pledge and Security Agreement of even date herewith to which reference is made for special terms requiring the Maker to make additional payments of principal, and for terms requiring the Holder, under certain described circumstances, to forgive the unpaid balance of this Note.

         Maker shall be in default hereunder if (i) Maker fails timely to make any payment due hereunder; (ii) Maker files or has filed against it any proceeding under any insolvency or bankruptcy statute; or (iii) any of the other conditions hereinafter set out are violated or breached by Maker. If a default occurs, all amounts due hereunder shall, at the option of the Holder, become immediately due and payable.

         Maker, whether principal, surety or endorser waives demand, protest and notice of demand, protest and non-payment. Maker further waives notice of default and notice of acceleration of the maturity hereof by reason of default. The failure of the Holder to exercise the right of accelerating the maturity of the debt, or the granting by the Holder of any indulgence from time to time, shall in no event be considered a waiver of such right of acceleration or prevent the Holder from thereafter exercising such right at any time thereafter as if another default shall thereafter exist.

         Notwithstanding anything to the contrary contained herein, in no event shall the total of all charges payable under this Note, which are or could be held to be in the nature of interest, exceed the maximum rate permitted to be charged under any applicable law. Should Holder receive any payment which is or would be in excess of that permitted to be charged under any applicable law, such payment shall be deemed to have been made in error and shall automatically either be reduced immediately to the maximum amount permitted by law or, if required to comply with applicable law, be cancelled and, if theretofore paid, at the option of Holder, be refunded to Maker or applied to reduce the principal balance outstanding on this Note.

         Any and all notices, demands and responses thereto permitted or required to be given under this Note shall be in writing, and shall be deemed to have been properly given or served and shall be effective upon being personally delivered or two (2) days after being deposited in the United States Mail, postage prepaid, registered or certified mail, return receipt requested, to the other party at the address of such other party set forth below or at such other address as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that no notice of change of address shall be effective until the date of receipt thereof. Personal delivery to a party or to any officer, partner, agent or employee of such party at said address shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Any such notice, demand, or request shall be addressed as follows:

         If to Maker:     at the address set forth by Maker's signature below

         If to Holder:    iXL Enterprises, Inc.
                          1600 Peachtree Road
                          Atlanta, GA 30309
                          Attention:  Michael J. Casey


         All unpaid amounts evidenced by this Note may be prepaid, in whole or in part, from time to time and at any time, without premium or penalty.

         All rights, privileges and obligations hereof, shall inure to the benefit of and bind the respective successors and assigns of the parties hereto.

         In case, and as often as, this Note is collected by an attorney at law, all costs of collection, including reasonable attorney's fees, actually incurred, shall be paid by Maker.

         This Note is secured by a pledge of shares as evidenced by a Pledge and Security Agreement dated as of the date of this Note.

         This Note is to be construed in accordance with, and governed by, the internal laws of the State of Georgia, without regard to its principles of conflict of laws.

         IN WITNESS WHEREOF, Maker has set its hand and seal, as of the date first above written.
                                      /s/ Christopher M. Formant
                                   --------------------------------
                                             Christopher M. Formant

                                   Address:   5720 St. Albans Way
                                              Baltimore, MD 21212


                                      -2-